THOR Index Rotation ETF

THIR

(the “Fund”)

a series of the THOR Financial Technologies Trust

Supplement dated January 13, 2025,

to the Fund’s Prospectus, dated September 1, 2024

This Supplement corrects information contained in the Prospectus and supersedes any information to the contrary in the Prospectus and Statement of Additional Information (“SAI”).

Effective immediately, the first sentence under “Taxes on Distributions” in the section entitled “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES” beginning on page 18 of the Prospectus is hereby deleted in its entirety and replaced with the following:

As stated above, dividends from net investment income, if any, ordinarily are declared and paid annually by the Fund.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI, dated September 1, 2024, which provide information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents and this Supplement are available upon request and without charge by calling the Fund toll-free at 1-800-974-6964.

Please retain this Supplement for future reference.